                                                    Exhibit 99.3
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

 --------------------------------------
 CASE NAME: Kitty Hawk Charters, Inc.              ACCRUAL BASIS
 --------------------------------------

 --------------------------------------
 CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
 --------------------------------------

 --------------------------------------
 JUDGE: Barbara J. Houser
 --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002


 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


 RESPONSIBLE PARTY:

 /s/ Drew Keith                                   Chief Financial Officer
 ------------------------------------        -----------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY             TITLE

 Drew Keith                                       8/20/2002
 ------------------------------------        -----------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                   DATE

 PREPARER:

 /s/ Jessica L. Wilson                            Chief Accounting Officer
 ------------------------------------        -----------------------------------
 ORIGINAL SIGNATURE OF PREPARER                      TITLE

 Jessica L. Wilson                                8/20/2002
 ------------------------------------        -----------------------------------
 PRINTED NAME OF PREPARER                            DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

  ---------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.                         ACCRUAL BASIS-1
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
  ---------------------------------------

  ---------------------------------------

  COMPARATIVE BALANCE SHEET
  ---------------------------------------------------------------------------------------------------------------
                                             SCHEDULE            MONTH              MONTH              MONTH
                                                              ---------------------------------------------------
  ASSETS                                      AMOUNT           July 2002
  ---------------------------------------------------------------------------------------------------------------
  1.    UNRESTRICTED CASH                   $    15,476       $      3,030               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  2.    RESTRICTED CASH                                       $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  3.    TOTAL CASH                          $    15,476       $      3,030               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  4.    ACCOUNTS RECEIVABLE (NET)           $13,356,789       $    837,535               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  5.    INVENTORY                                             $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  6.    NOTES RECEIVABLE                                      $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  7.    PREPAID EXPENSES                                      $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  8.    OTHER (ATTACH LIST)                 $37,290,970       $ 59,379,432               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  9.    TOTAL CURRENT ASSETS                $50,663,235       $ 60,219,997               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  10.   PROPERTY, PLANT & EQUIPMENT         $17,083,867       $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  11.   LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                              $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  12.   NET PROPERTY, PLANT &
        EQUIPMENT                           $17,083,867       $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  13.   DUE FROM INSIDERS                                     $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  14.   OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                            $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  15.   OTHER (ATTACH LIST)
  ---------------------------------------------------------------------------------------------------------------
  16.   TOTAL ASSETS                        $67,747,102       $ 60,219,997               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------------
  17.   ACCOUNTS PAYABLE                                      $     84,063               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  18.   TAXES PAYABLE                                          ($3,855,158)              $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  19.   NOTES PAYABLE                                         $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  20.   PROFESSIONAL FEES                                     $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  21.   SECURED DEBT                                          $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  22.   OTHER (ATTACH LIST)                                   $    616,482               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  23.   TOTAL POSTPETITION
        LIABILITIES                                            ($3,154,613)              $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------------
  24.   SECURED DEBT                        $   152,776       $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  25.   PRIORITY DEBT                       $   380,384       $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  26.   UNSECURED DEBT                      $10,596,326       $ 17,946,454               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  27.   OTHER (ATTACH LIST)                                   $          0               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  28.   TOTAL PREPETITION LIABILITIES       $11,129,486       $ 17,946,454               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  29.   TOTAL LIABILITIES                   $11,129,486       $ 14,791,841               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  EQUITY
  ---------------------------------------------------------------------------------------------------------------
  30.   PREPETITION OWNERS' EQUITY                            $ 49,811,125               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  31.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                       ($4,382,969)              $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  32.   DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
  ---------------------------------------------------------------------------------------------------------------
  33.   TOTAL EQUITY                        $         0       $ 45,428,156               $0                 $0
  ---------------------------------------------------------------------------------------------------------------
  34.   TOTAL LIABILITIES &
        OWNERS' EQUITY                      $11,129,486       $ 60,219,997               $0                 $0
  ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ---------------------------------------
     CASE NAME: Kitty Hawk Charters, Inc.           ACCRUAL BASIS-2
     ---------------------------------------

     ---------------------------------------
     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
     ---------------------------------------

     ----------------------------------
     INCOME STATEMENT
     -------------------------------------------------------------------------------
                                              MONTH      MONTH     MONTH     QUARTER
                                            ----------------------------
     REVENUES                               July 2002                         TOTAL
     -------------------------------------------------------------------------------
     1.   GROSS REVENUES                       $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     2.   LESS: RETURNS & DISCOUNTS            $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     3.   NET REVENUE                          $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     COST OF GOODS SOLD
     -------------------------------------------------------------------------------
     4.   MATERIAL                             $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     5.   DIRECT LABOR                         $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     6.   DIRECT OVERHEAD                      $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     7.   TOTAL COST OF GOODS SOLD             $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     8.   GROSS PROFIT                         $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     OPERATING EXPENSES
     -------------------------------------------------------------------------------
     9.   OFFICER / INSIDER COMPENSATION       $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     10.  SELLING & MARKETING                  $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     11.  GENERAL & ADMINISTRATIVE             $  12        $0        $0       $  12
     -------------------------------------------------------------------------------
     12.  RENT & LEASE                         $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     13.  OTHER (ATTACH LIST)                  $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     14.  TOTAL OPERATING EXPENSES             $  12        $0        $0       $  12
     -------------------------------------------------------------------------------
     15.  INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                      ($12)       $0        $0        ($12)
     -------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     -------------------------------------------------------------------------------
     16.  NON-OPERATING INCOME (ATT. LIST)     $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     17.  NON-OPERATING EXPENSE (ATT. LIST)    $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     18.  INTEREST EXPENSE                     $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     19.  DEPRECIATION / DEPLETION             $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     20.  AMORTIZATION                         $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     21.  OTHER (ATTACH LIST)                  $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     22.  NET OTHER INCOME & EXPENSES          $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     -------------------------------------------------------------------------------
     23.  PROFESSIONAL FEES                    $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     24.  U.S. TRUSTEE FEES                    $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     25.  OTHER (ATTACH LIST)                  $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     26.  TOTAL REORGANIZATION EXPENSES        $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     27.  INCOME TAX                           $   0        $0        $0       $   0
     -------------------------------------------------------------------------------
     28.  NET PROFIT (LOSS)                     ($12)       $0        $0        ($12)
     -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     --------------------------------------
     CASE NAME: Kitty Hawk Charters, Inc.           ACCRUAL BASIS-3
     --------------------------------------

     --------------------------------------
     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
     --------------------------------------

     -------------------------------------------------------------------------------------
     CASH RECEIPTS AND                            MONTH      MONTH     MONTH      QUARTER
                                                -----------------------------
     DISBURSEMENTS                              July 2002                          TOTAL
     -------------------------------------------------------------------------------------
     1.   CASH - BEGINNING OF MONTH             $   3,030        $0        $0    $   3,030
     -------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     -------------------------------------------------------------------------------------
     2.   CASH SALES                            $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
     -------------------------------------------------------------------------------------
     3.   PREPETITION                           $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     4.   POSTPETITION                          $  25,023        $0        $0    $  25,023
     -------------------------------------------------------------------------------------
     5.   TOTAL OPERATING RECEIPTS              $  25,023        $0        $0    $  25,023
     -------------------------------------------------------------------------------------
     NON - OPERATING RECEIPTS
     -------------------------------------------------------------------------------------
     6.   LOANS & ADVANCES (ATTACH LIST)        $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     7.   SALE OF ASSETS                        $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     8.   OTHER (ATTACH LIST)                    ($25,023)       $0        $0     ($25,023)
     -------------------------------------------------------------------------------------
     9.   TOTAL NON-OPERATING RECEIPTS           ($25,023)       $0        $0     ($25,023)
     -------------------------------------------------------------------------------------
     10.  TOTAL RECEIPTS                        $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     11.  TOTAL CASH AVAILABLE                  $   3,030        $0        $0    $   3,030
     -------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     -------------------------------------------------------------------------------------
     12.  NET PAYROLL                           $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     13.  PAYROLL TAXES PAID                    $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     14.  SALES, USE & OTHER TAXES PAID         $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     15.  SECURED / RENTAL / LEASES             $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     16.  UTILITIES                             $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     17.  INSURANCE                             $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     18.  INVENTORY PURCHASES                   $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     19.  VEHICLE EXPENSES                      $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     20.  TRAVEL                                $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     21.  ENTERTAINMENT                         $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     22.  REPAIRS & MAINTENANCE                 $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     23.  SUPPLIES                              $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     24.  ADVERTISING                           $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     25.  OTHER (ATTACH LIST)                   $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     26.  TOTAL OPERATING DISBURSEMENTS         $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     -------------------------------------------------------------------------------------
     27.  PROFESSIONAL FEES                     $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     28.  U.S. TRUSTEE FEES                     $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     29.  OTHER (ATTACH LIST)                   $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     30.  TOTAL REORGANIZATION EXPENSES         $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     31.  TOTAL DISBURSEMENTS                   $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     32.  NET CASH FLOW                         $       0        $0        $0    $       0
     -------------------------------------------------------------------------------------
     33.  CASH - END OF MONTH                   $   3,030        $0        $0    $   3,030
     -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS-4
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
     --------------------------------------------

     -------------------------------------------------------------------------------------------------------
                                                       SCHEDULE         MONTH           MONTH        MONTH
                                                                     ---------------------------------------
     ACCOUNTS RECEIVABLE AGING                          AMOUNT         July 2002
     -------------------------------------------------------------------------------------------------------
     1.   0-30                                                          ($10,208)          $0             $0
     -------------------------------------------------------------------------------------------------------
     2.   31-60                                                          ($8,646)          $0             $0
     -------------------------------------------------------------------------------------------------------
     3.   61-90                                                       $        0           $0             $0
     -------------------------------------------------------------------------------------------------------
     4.   91+                                                         $1,016,071           $0             $0
     -------------------------------------------------------------------------------------------------------
     5.   TOTAL ACCOUNTS RECEIVABLE                          $0       $  997,217           $0             $0
     -------------------------------------------------------------------------------------------------------
     6.   AMOUNT CONSIDERED UNCOLLECTIBLE                             $        0           $0             $0
     -------------------------------------------------------------------------------------------------------
     7.   ACCOUNTS RECEIVABLE (NET)                          $0       $  997,217           $0             $0
     -------------------------------------------------------------------------------------------------------

     --------------------------------------------
     AGING OF POSTPETITION TAXES AND PAYABLES                           MONTH:       July 2002
                                                                               -----------------------------
     -------------------------------------------------------------------------------------------------------
                                         0-30             31-60         61-90          91+
     TAXES PAYABLE                       DAYS             DAYS          DAYS           DAYS         TOTAL
     -------------------------------------------------------------------------------------------------------
     1.   FEDERAL                     ($3,874,615)           $0               $0      $     0    ($3,874,615)
     -------------------------------------------------------------------------------------------------------
     2.   STATE                      $     19,457            $0               $0      $     0   $     19,457
     -------------------------------------------------------------------------------------------------------
     3.   LOCAL                      $          0            $0               $0      $     0   $          0
     -------------------------------------------------------------------------------------------------------
     4.   OTHER (ATTACH LIST)        $          0            $0               $0      $     0   $          0
     -------------------------------------------------------------------------------------------------------
     5.   TOTAL TAXES PAYABLE         ($3,855,158)           $0               $0      $     0    ($3,855,158)
     -------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------
     6.   ACCOUNTS PAYABLE           $          0            $0               $0      $84,063   $     84,063
     -------------------------------------------------------------------------------------------------------

     --------------------------------------------
     STATUS OF POSTPETITION TAXES                                       MONTH:       July 2002
                                                                               -----------------------------
     -------------------------------------------------------------------------------------------------------
                                                   BEGINNING          AMOUNT                       ENDING
                                                      TAX          WITHHELD AND/       AMOUNT       TAX
     FEDERAL                                       LIABILITY*       OR ACCRUED          PAID     LIABILITY
     -------------------------------------------------------------------------------------------------------
     1.   WITHHOLDING**                           $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     2.   FICA-EMPLOYEE**                         $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     3.   FICA-EMPLOYER**                         $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     4.   UNEMPLOYMENT                            $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     5.   INCOME                                   ($3,874,615)               $0           $0    ($3,874,615)
     -------------------------------------------------------------------------------------------------------
     6.   OTHER (ATTACH LIST)                     $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     7.   TOTAL FEDERAL TAXES                      ($3,874,615)               $0           $0    ($3,874,615)
     -------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
     -------------------------------------------------------------------------------------------------------
     8.   WITHHOLDING                             $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     9.   SALES                                   $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     10.  EXCISE                                  $     19,457                $0           $0   $     19,457
     -------------------------------------------------------------------------------------------------------
     11.  UNEMPLOYMENT                            $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     12.  REAL PROPERTY                           $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     13.  PERSONAL PROPERTY                       $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     14.  OTHER (ATTACH LIST)                     $          0                $0           $0   $          0
     -------------------------------------------------------------------------------------------------------
     15.  TOTAL STATE & LOCAL                     $     19,457                $0           $0   $     19,457
     -------------------------------------------------------------------------------------------------------
     16.  TOTAL TAXES                              ($3,855,158)               $0           $0    ($3,855,158)
     -------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk Charters, Inc.          ACCRUAL BASIS-5
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
     --------------------------------------------

     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:     July 2002
     -------------------------------------                         -----------------------------------
     BANK RECONCILIATIONS
                                              Account #1       Account #2       Account #3
     -------------------------------------------------------------------------------------------------
     A.     BANK:                              Bank One         Bank One
     -------------------------------------------------------------------------------------
     B.     ACCOUNT NUMBER:                   100128198        #1571582806                      TOTAL
     -------------------------------------------------------------------------------------
     C.     PURPOSE (TYPE):                    Deposit      Auction Proceeds
     -------------------------------------------------------------------------------------------------
     1.   BALANCE PER BANK STATEMENT              $    0                  $0            $0     $     0
     -------------------------------------------------------------------------------------------------
     2.   ADD: TOTAL DEPOSITS NOT CREDITED        $    0                  $0            $0     $     0
     -------------------------------------------------------------------------------------------------
     3.   SUBTRACT: OUTSTANDING CHECKS            $    0                  $0            $0     $     0
     -------------------------------------------------------------------------------------------------
     4.   OTHER RECONCILING ITEMS                 $3,030                  $0            $0     $ 3,030
     -------------------------------------------------------------------------------------------------
     5.   MONTH END BALANCE PER BOOKS             $3,030                  $0            $0     $ 3,030
     -------------------------------------------------------------------------------------------------
     6.   NUMBER OF LAST CHECK WRITTEN         No checks     Account Closed
     -------------------------------------------------------------------------------------------------

     -------------------------------------
     INVESTMENT ACCOUNTS

     -------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF          PURCHASE     CURRENT
     BANK, ACCOUNT NAME & NUMBER               PURCHASE        INSTRUMENT           PRICE       VALUE
     -------------------------------------------------------------------------------------------------
     7.   N/A
     -------------------------------------------------------------------------------------------------
     8.   N/A
     -------------------------------------------------------------------------------------------------
     9.   N/A
     -------------------------------------------------------------------------------------------------
     10.  N/A
     -------------------------------------------------------------------------------------------------
     11.  TOTAL INVESTMENTS                                                             $0          $0
     -------------------------------------------------------------------------------------------------

    -------------------------------------
     CASH

     -------------------------------------------------------------------------------------------------
     12.  CURRENCY ON HAND                                                                      $    0
     -------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------
     13.  TOTAL CASH - END OF MONTH                                                             $3,030
     -------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     -------------------------------------------
     CASE NAME:  Kitty Hawk Charters, Inc.          ACCRUAL BASIS-6
     -------------------------------------------

     -------------------------------------------
     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
     -------------------------------------------

                                                MONTH:  July 2002

     ---------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ---------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------
                                INSIDERS
     ----------------------------------------------------------------
                             TYPE OF         AMOUNT      TOTAL PAID
              NAME           PAYMENT          PAID        TO DATE
     ----------------------------------------------------------------
     1. Toby Skaar        Salary                  $0     $   4,808
     ----------------------------------------------------------------
     2. Doug Kalitta      Salary                  $0     $ 219,000
     ----------------------------------------------------------------
     3. N/A
     ----------------------------------------------------------------
     4. N/A
     ----------------------------------------------------------------
     5. N/A
     ----------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                               $0     $ 223,808
     ----------------------------------------------------------------


     -------------------------------------------------------------------------------------------
                                             PROFESSIONALS
     -------------------------------------------------------------------------------------------
                           DATE OF COURT                                               TOTAL
                         ORDER AUTHORIZING    AMOUNT        AMOUNT     TOTAL PAID     INCURRED
             NAME             PAYMENT        APPROVED        PAID        TO DATE     & UNPAID *
     -------------------------------------------------------------------------------------------
     1. N/A
     -------------------------------------------------------------------------------------------
     2. N/A
     -------------------------------------------------------------------------------------------
     3. N/A
     -------------------------------------------------------------------------------------------
     4. N/A
     -------------------------------------------------------------------------------------------
     5. N/A
     -------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                          $0           $0            $0           $0
     -------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                                            SCHEDULED     AMOUNTS
                                             MONTHLY       PAID         TOTAL
                                            PAYMENTS      DURING       UNPAID
               NAME OF CREDITOR               DUE         MONTH     POSTPETITION
     ---------------------------------------------------------------------------
     1. N/A
     ---------------------------------------------------------------------------
     2. N/A
     ---------------------------------------------------------------------------
     3. N/A
     ---------------------------------------------------------------------------
     4. N/A
     ---------------------------------------------------------------------------
     5. N/A
     ---------------------------------------------------------------------------
     6. TOTAL
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      ---------------------------------------------
      CASE NAME:   Kitty Hawk Charters, Inc.        ACCRUAL BASIS-7
      ---------------------------------------------

      ---------------------------------------------
      CASE NUMBER: 400-42143-BJH                       02/13/95, RWD, 2/96
      ---------------------------------------------

                                                    MONTH:  July 2002
                                                           ------------------

      -------------------------------------
      QUESTIONNAIRE
      -----------------------------------------------------------------------------------------------------------------
                                                                                                YES           NO
      -----------------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                X
      -----------------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                          X
      -----------------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                    X
      -----------------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                                              X
      -----------------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                              X
      -----------------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
      -----------------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                                           X
      -----------------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
      -----------------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
      -----------------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                         X
      -----------------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                   X
      -----------------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X
      -----------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------

      -------------------------------------
      INSURANCE
      -------------------------------------

      -----------------------------------------------------------------------------------------------------------------
                                                                                                YES           NO
      -----------------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                            X
      -----------------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                              X
      -----------------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      -----------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      As of 12/19/01, this company no longer has any employees or assets. Therefore, no insurance is necessary.

      -----------------------------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
      -----------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                          PAYMENT AMOUNT
                 POLICY                      CARRIER              PERIOD COVERED                   & FREQUENCY
      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ---------------------------------------------
 CASE  NAME:  Kitty Hawk Charters, Inc.               FOOTNOTES SUPPLEMENT
 ---------------------------------------------

 ---------------------------------------------
 CASE  NUMBER: 400-42143-BJH                             ACCRUAL BASIS
 ---------------------------------------------

                                       MONTH:                July 2002
                                              ----------------------------------


 -------------------------------------------------------------------------------
     ACCRUAL BASIS    LINE
      FORM NUMBER    NUMBER             FOOTNOTE / EXPLANATION
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          6                       All Professional fees related to the
 -------------------------------------------------------------------------------
                                   Reorganization of the Company are disbursed
 -------------------------------------------------------------------------------
                                   out of Kitty Hawk, Inc. (Parent Company).
 -------------------------------------------------------------------------------
                                   Refer to Case # 400-42141
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          7                       All insurance plans related to the Company are
 -------------------------------------------------------------------------------
                                   carried at Kitty Hawk, Inc. (Parent Company).
 -------------------------------------------------------------------------------
                                   Refer to Case # 400-42141.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          3             3         The current general ledger system is not able
 -------------------------------------------------------------------------------
                                   to provide a detail of customer cash receipts
 -------------------------------------------------------------------------------
                                   segregated by prepetion accounts receivable
 -------------------------------------------------------------------------------
                                   and post petition accounts receivable.
 -------------------------------------------------------------------------------
                                   Therefore, cash receipts is provided in total
 -------------------------------------------------------------------------------
                                   for the month.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          3             8         All cash received into the Company cash
 -------------------------------------------------------------------------------
                                   accounts is swept each night to Kitty Hawk,
 -------------------------------------------------------------------------------
                                   Inc. Master Account (see Case #400-42141).
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          3            31         All disbursements (either by wire transfer or
 -------------------------------------------------------------------------------
                                   check), including payroll are disbursed out
 -------------------------------------------------------------------------------
                                   of the Kitty Hawk, Inc. controlled
 -------------------------------------------------------------------------------
                                   disbursement account.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          4             6         All assessment of uncollectible accounts
 -------------------------------------------------------------------------------
                                   receivable are done at Kitty Hawk, Inc. Refer
 -------------------------------------------------------------------------------
                                   to Case #400-4214. All reserves are recorded
 -------------------------------------------------------------------------------
                                   at Inc. and pushed down to Inc.'s
 -------------------------------------------------------------------------------
                                   subsidiaries as deemed necessary.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          4             6         Accounts payable on the aging are in the 60
 -------------------------------------------------------------------------------
                                   and 90 day categories due to wire transfers
 -------------------------------------------------------------------------------
                                   sent as prepayment on Kitty Hawk Inc.
 -------------------------------------------------------------------------------
                                   (Case #400-42141) A/P aging and invoices on
 -------------------------------------------------------------------------------
                                   Kitty Hawk Charters Aging. Company is working
 -------------------------------------------------------------------------------
                                   on clearing these items.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
          3            28         All payments are made by Kitty Hawk, Inc.
 -------------------------------------------------------------------------------
                                   (Case #400-42141)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                  All inventory and fixed assets have been sold
                                  as of 12/19/01. This company has ceased
                                  operations. Current period activity relates to
                                  wrapping up final activity and any
                                  miscellaneous billings and payables
       General                    processing.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items


ACCRUAL BASIS-1                                              July 2002


8.   OTHER (ATTACH LIST)                               $   59,379,432 Reported
                                                       --------------
        Intercompany Receivables                           59,978,459
        A/R Clothing Sales                                     27,462
        A/R Aging reconciling item                           (150,757)
        Inventory credits from vendor                        (723,731)
        A/R Bankrupt customers                                267,277
        Misc prepaids                                         (27,328)
        Security Deposit                                        8,050
                                                       --------------
                                                           59,379,432 Detail
                                                       --------------
                                                                    - Difference


22.  OTHER (ATTACH LIST)                               $      616,482 Reported
                                                       --------------
        Accrued charter expenses                              295,591
        A/P Clearing                                            8,726
        A/P Aging reconciling item                              5,335
        Misc                                                     (499)
        Accrued Fuel                                          307,329
                                                       --------------
                                                              616,482 Detail
                                                       --------------
                                                                    - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                      (25,023)Reported
                                                       --------------
        Credit card charges                                       (12)
        Sweeps to Kitty Hawk, Inc.                            (25,011)
                                                       --------------
                                                              (25,023)Detail
                                                       --------------
                                                                    - Difference